UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2013

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Advanced Energy Industries, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	000-26966	84-0846841
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1625 Sharp Point Drive, Fort Collins, Colorado	80525
(Address of principal executive offices)	(Zip Code)

(970) 221-4670
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 8, 2013, Advanced Energy Industries, Inc. (“Advanced Energy” or “Parent”) and Blitz S13-103, GmbH, an indirect wholly-owned subsidiary of Advanced Energy (“Purchaser”) entered into a Sale and Purchase Agreement (the “Agreement ”) with Jolaos Verwaltungs GmbH (“Seller”) and Prettl Beteilgungs Holding Gmbh (“Seller's Guarantor”) whereby the Purchaser acquired from Seller, on the same date, all of the shares of RefuSol Holding GmbH (“Refusol Holding”) which owns all of the shares of RefuSol GmbH and its subsidiaries (collectively and together with RefuSol Holding, “RefuSol”). RefuSol develops, manufactures, distributes and services photovoltaic inverters.

RefuSol's 3-phase string inverters products brings new technology to Advanced Energy and expands Advanced Energy's product offering and broadens its geographic reach to position it as a global supplier. While Advanced Energy has focused on higher power levels and central inverters for commercial and utility applications to date, 3-phase string inverters provide Advanced Energy the opportunity to target and better serve the needs of commercial customers with inverters in the 8kW to 24kW range, ideally suited for rooftop and potentially larger applications. This product line offers several advantages for commercial applications including a compelling price/performance ratio, ease of installation, improved uptime and quick serviceability and flexibility and modular design. We believe 3-phase string is becoming the inverter technology of choice for this portion of the market.

Under the terms of the Agreement, Seller received 59 million Euros in cash, we assumed 9 million Euros of debt and had a working capital reduction of 1.8 million Euros. The preliminary base price is subject to a post-closing adjustment based on confirmation of the financial statements of RefuSol effective as of the closing date. Each party has agreed to pay its own expenses related to the transaction.

Additional earn-out cash and stock consideration, up to a maximum of 10 million Euros total, is payable to Seller if certain financial targets are met by Advanced Energy's Solar Energy Business Unit and RefuSol, on a combined basis, at the end of the twelve (12) calendar months following April 1, 2013. Half of the earn-out, or up to 5 million Euros, is payable in cash. The other half of the earn-out, up to 5 million Euros is payable in Advanced Energy common stock at a price of approximately $18.85 per share. The per share price was determined based on the volume-weighted average price of Advanced Energy's common stock during the fifteen (15) trading days prior to April 5, 2013. No more than 342,105 shares are issuable pursuant to the earn-out.

The Agreement also contains customary representations, warranties and covenants and provides that affiliates of Seller and Seller's Guarantor will provide contract manufacturing for up to two years following closing of the transaction. The Agreement and the foregoing summary of the Agreement have been included to provide investors and security holders with information regarding the terms of the Agreement. Neither is intended to provide any other factual information about Advanced Energy, the Seller or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Agreement were made only for purposes of the Agreement and as of specific dates, were solely for the benefit of the parties to the Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Agreement. Certain representations and warranties have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts. The representations and warranties may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Advance Energy, RefuSol, Seller or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in Advanced Energy's public disclosures.

The foregoing description of the Agreement is not a complete description of all of the parties' rights and obligations under the Agreement and is qualified in its entirety by reference to the Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

Item 8.01 Other Events

On April 9, 2013, Advanced Energy issued a press release announcing the execution of the Sale and Purchase Agreement, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
2.1	Sale and Purchase Agreement by and among Advanced Energy Industries, Inc., Blitz S13-103 GmbH, Jolaos Verwaltungs GmbH and Prettl Beteiligungs Holdings GmbH, dated as of April 8, 2013*

99.1	Press release dated April 9, 2013

*
Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Advanced Energy undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commisssion.

Forward-Looking Statements

Certain statements in this current report on Form 8-K concerning the acquisition of RefuSol, the future business, including expectations regarding the markets for 3-phase string solar inverters, entry into such markets, growth, and expected synergies for future periods, strategic goals and any future strategic actions, and the achievement of milestones related to the earn-out under the Sale and Purchase Agreement are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to: the successful integration of operations of RefuSol and associated restructuring costs; the retention of key employees of RefuSol; expectations surrounding the benefits of the RefuSol products; the total available market for 3-phase string solar inverters; expectations regarding sales of the RefuSol products; the continuation of feed-in-tariffs and other incentives in Europe and elsewhere; expectations surrounding RefuSol's fabless manufacturing model; as well as the effects of global macroeconomic conditions upon demand for such products. These and other risks are described in Advanced Energy's Form 10-K, Forms 10-Q and other reports and statements filed with the Securities and Exchange Commission. These reports and statements are available on the SEC's website at www.sec.gov. Copies may also be obtained from Advanced Energy's website at www.advancedenergy.com or by contacting Advanced Energy's investor relations at 970-407-6555. Forward-looking statements are made and based on information available to the company on the date of this current report on Form 8-K. The company assumes no obligation to update the information in this current report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Thomas O. McGimpsey
Date: April 11, 2013	Thomas O. McGimpsey
Executive Vice President of Corporate Development, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1	Sale and Purchase Agreement by and among Advanced Energy Industries, Inc., Blitz S13-103 GmbH, Jolaos Verwaltungs GmbH and Prettl Beteiligungs Holdings GmbH, dated as of April 8, 2013*

99.1	Press release dated April 9, 2013

*
Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Advanced Energy undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commisssion.